UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 19, 2012 (December 19, 2012)

HDS INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53949
(Commission File No.)

10 Dorrance Street
Suite 700
Providence, RI   02903
(Address of principal executive offices and Zip Code)

(401) 400-0028
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01          ENTRY INTO A MATERIAL DEFINITIVE AGREEEMENT.

As previously reported in Form 8-K filed with the SEC on August 23, 2011, on August 18, 2011, the Company issued a convertible promissory note to a non-related party for $500,000, comprised of payments of $100,000 on August 19, 2011, $150,000 on August 26, 2011, and $250,000 on September 6, 2011.  Under the terms of the note, the amount owing is unsecured, due interest of 3% per annum, and due on or before February 19, 2013.  As at December 19, 2012, accrued interest of $20,055 has been recorded in accrued liabilities.

The convertible promissory note grants the right of the Company to convert its debt into common shares of the Company at any time at a conversion price of $0.25 per share.  For the first payment of $100,000 on August 19, 2011, the Company recorded beneficial conversion of $16,800 relating to the number of convertible shares (400,000 shares) and the excess of the fair value of the share price and the conversion price.  No beneficial conversion was recorded for the $150,000 and $250,000 payments, as the fair value of the Company’s share prices was less than the conversion price on the date of issuance.  Through December 19, 2012, the Company recorded accretion expense of $14,890.

On December 19, 2012, the Company exercised its right to convert all $520,055 of principal and accrued interest into 2,080,220 restricted shares of the Company’s common stock and the promissory note terminated.

ITEM 1.02          TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

As previously reported in Form 8-K filed with the SEC on August 23, 2011, on August 18, 2011, the Company issued a convertible promissory note to a non-related party for $500,000, comprised of payments of $100,000 on August 19, 2011, $150,000 on August 26, 2011, and $250,000 on September 6, 2011.  Under the terms of the note, the amount owing is unsecured, due interest of 3% per annum, and due on or before February 19, 2013.  As at December 19, 2012, accrued interest of $20,055 has been recorded in accrued liabilities.

The convertible promissory note grants the right of the Company to convert its debt into common shares of the Company at any time at a conversion price of $0.25 per share.  For the first payment of $100,000 on August 19, 2011, the Company recorded beneficial conversion of $16,800 relating to the number of convertible shares (400,000 shares) and the excess of the fair value of the share price and the conversion price.  No beneficial conversion was recorded for the $150,000 and $250,000 payments, as the fair value of the Company’s share prices was less than the conversion price on the date of issuance.  Through December 19, 2012, the Company recorded accretion expense of $14,890.

On December 19, 2012, the Company exercised its right to convert all $520,055 of principal and accrued interest into 2,080,220 restricted shares of the Company’s common stock and the promissory note terminated.

ITEM 3.02          UNREGISTERED SALE OF EQUITY SECURITIES.

As previously reported in Form 8-K filed with the SEC on August 23, 2011, on August 18, 2011, the Company issued a convertible promissory note to a non-related party for $500,000, comprised of payments of $100,000 on August 19, 2011, $150,000 on August 26, 2011, and $250,000 on September 6, 2011.  Under the terms of the note, the amount owing is unsecured, due interest of 3% per annum, and due on or before February 19, 2013.  As at December 19, 2012, accrued interest of $20,055 has been recorded in accrued liabilities.

The convertible promissory note grants the right of the Company to convert its debt into common shares of the Company at any time at a conversion price of $0.25 per share.  For the first payment of $100,000 on August 19, 2011, the Company recorded beneficial conversion of $16,800 relating to the number of convertible shares (400,000 shares) and the excess of the fair value of the share price and the conversion price.  No beneficial conversion was recorded for the $150,000 and $250,000 payments, as the fair value of the Company’s share prices was less than the conversion price on the date of issuance.  Through December 19, 2012, the Company recorded accretion expense of $14,890.

On December 19, 2012, the Company exercised its right to convert all $520,055 of principal and accrued interest into 2,080,220 restricted shares of the Company’s common stock and the promissory note terminated.

ITEM 7.01          REGULATION FD DISCLOSURE.

On December 19, 2012, we announced via a press release that we converted $520,055 of debt into 2,080,220 restricted shares of the Company’s common stock at a conversion price of $0.25 per share.

ITEM 9.01          EXHIBITS.

Exhibit	Document Description

99.1	Press Release – December 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 19th day of December, 2012.

HDS INTERNATIONAL CORP.

BY:	TASSOS RECACHINAS
Tassos Recachinas
President